Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated November 1, 2022, to the Fund’s Prospectus,

dated October 1, 2022, as supplemented and amended to date (the “Prospectus”)

T. Rowe Price Associates, Inc. (“T. Rowe”) currently serves as one of three subadvisers to the Fund. At a meeting held on October 25-26, 2022, the Board of Directors (the “Board”) of VALIC Company I approved the termination of T. Rowe as subadviser to the Fund and a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) (the “New Subadvisory Agreement”) with respect to the Fund. BlackRock will replace T. Rowe as one of the three subadvisers to the Fund. It is currently anticipated that the replacement will be effective on or about May 1, 2023 (the “Effective Date”). The level and scope of services to be rendered by BlackRock under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and T. Rowe. The change of subadviser will not result in any modifications to the investment objective or principal investment strategies of the Fund; however, the portfolio management team for the Fund will change and the fees payable by VALIC to BlackRock under the New Subadvisory Agreement will be lower than those payable to T. Rowe.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, the following changes are made to the Prospectus:

In the subsection entitled “Fund Summary: Science & Technology Fund – Investment Adviser,” the second sentence is deleted in its entirety and replaced with the following:

The Fund is subadvised by BlackRock Investment Management, LLC (“BlackRock”), Voya Investment Management Co. LLC (“Voya IM”) and Wellington Management Company LLP (“Wellington Management”).

In the subsection entitled “Fund Summary: Science & Technology Fund – Investment Adviser – Portfolio Managers,” the information in the table solely relating to T. Rowe is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
BlackRock
Tony Kim, Managing Director	2023
Caroline Tall, Managing Director	2023
Reid Menge, Director	2023

In the subsection entitled “Management – Investment Subadvisers,” the Science & Technology Fund is added to the list of funds to which BlackRock serves as subadviser. In addition, the following information is added at the end of the subsection entitled “Management – Investment Subadvisers – BlackRock Investment Management, LLC (‘BlackRock’)”:

A portion of the assets of the Science & Technology Fund is managed by a team of BlackRock portfolio managers comprised of Tony Kim, Caroline Tall and Reid Menge. Prior to May 1, 2023, T. Rowe Price Associates, Inc. managed this portion of the Science & Technology Fund.

Tony Kim is a Managing Director and portfolio manager at BlackRock and is a member of BlackRock’s Fundamental Equities Division. He is the head of BlackRock’s Global Technology team. Prior to joining BlackRock in 2013, Mr. Kim spent over 6 years as the Senior Research Analyst at Artisan Partners (2006-2013) covering the global technology sector on their International & Global Growth Team. Mr. Kim also worked 6 years as a Research Analyst at Credit Suisse Asset Management (2001-2006) where he covered the technology sector for the U.S. large cap funds and was a portfolio manager for the Global Internet & Software sector fund. Mr. Kim has an MBA from Columbia University (1994) and a BS in Engineering from the University of Illinois (1989).

Caroline Tall is a Managing Director and portfolio manager at BlackRock and a member of the Technology Equity Team within BlackRock’s Fundamental Equities division. She is responsible for research coverage of the technology sector. Ms. Tall joined BlackRock from Fidelity in 2022, where she was a lead portfolio manager and research analyst focusing on hardware within the technology sector. Ms. Tall began her career as an equity research analyst at Fidelity covering the global technology sector. Ms. Tall earned a Bachelor of Arts in Literature from Wellesley College in 2009.

Reid Menge is a Director and portfolio manager at BlackRock and a member of the Global Technology team within the Fundamental Division of BlackRock’s Fundamental Equities Division. He is responsible for coverage of the technology sector. Prior to joining BlackRock in 2014, Mr. Menge was an associate director of equity research at UBS covering global technology. From 2006 to 2009, he was an investment research analyst at Citigroup responsible for global software. From 2003 to 2006, Mr. Menge was a member of the

Prudential Equity Group where he was responsible for enterprise software coverage. Mr. Menge began his investment career in 2001 at Credit Suisse First Boston as an analyst for fixed income sales. Mr. Menge earned a BA degree in history from Cornell University in 2001.

In the subsection entitled “Management – Investment Subadvisers – T. Rowe Price Associates, Inc. (‘T. Rowe Price’),” the information solely as it relates to the Fund is deleted in its entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Fund’s Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated November 1, 2022, to the Fund’s Statement of Additional Information, dated October 1, 2022, as supplemented and amended to date (“SAI”)

T. Rowe Price Associates, Inc. (“T. Rowe”) currently serves as one of three subadvisers to the Fund. At a meeting held on October 25-26, 2022, the Board of Directors of VALIC Company I approved the termination of T. Rowe as subadviser to the Fund and a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) (the “New Subadvisory Agreement”) with respect to the Fund. BlackRock will replace T. Rowe as one of the three subadvisers to the Fund. It is currently anticipated that the replacement will be effective on or about May 1, 2023 (the “Effective Date”). The level and scope of services to be rendered by BlackRock under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and T. Rowe. The change of subadviser will not result in any modifications to the investment objective or principal investment strategies of the Fund; however, the portfolio management team for the Fund will change and the subadvisory fees payable by VALIC to BlackRock under the New Subadvisory Agreement will be lower than those payable to T. Rowe.

On the Effective Date, the following changes are made to the SAI:

In the section entitled “Investment Subadvisers,” the reference to “T. Rowe Price” in the first table for the Fund is replaced with “BlackRock*” and the following is added as an additional footnote to the table:

*	Effective May 1, 2023, BlackRock assumed subadvisory responsibility for a portion of the Fund. Prior to May 1, 2023, this portion of the Fund was subadvised by T. Rowe Price.

In the subsection entitled “Portfolio Managers – Other Accounts,” the information in the first chart solely with respect to T. Rowe for the Fund is deleted in its entirety and replaced with the following:

			Other Accounts (As of July 31, 2022)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Fund	Adviser/ Subadviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Science & Technology Fund	BlackRock	Reid Menge	4	8,040	5[4]	13,620[4]	3	134.4
		Tony Kim	4	8,040	5[4]	13,620[4]	3	134.4
		Caroline Tall	0	0	0	0	0	0
4	Includes one performance-based fee account with assets of $805.2 million.

In the subsection entitled “Portfolio Managers – Compensation of Portfolio Managers – BlackRock” the heading “BlackRock” is replaced with “BlackRock – Dividend Value Fund and Growth Fund” and the following is added immediately after that section:

BlackRock – Science & Technology Fund

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology- Net Return in USD.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Messrs. Kim and Menge have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Kim and Menge and Ms. Tall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kim and Menge and Ms. Tall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

In the subsection entitled “Investment Restrictions – Operating Policies – T. Rowe Price Cash Reserves,” all references to the Fund are deleted in their entirety.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.